UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

SIENTRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of principal executive offices, with zip code)

(805) 562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Sientra, Inc. (“Sientra”) held its 2022 Annual Meeting of Stockholders on June 09, 2022 (the “Annual Meeting”), at which a total of 42,491,093 shares of Sientra common stock, or approximately 68% of the shares entitled to vote, were represented in person or by valid proxies. A description of each matter voted upon at the Annual Meeting is described in detail in Sientra’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022. Set forth below are final voting results for the three proposals that were subject to a vote of Sientra’s stockholders at the Annual Meeting.

1.	For the proposal to elect three nominees for director to serve a three-year term expiring at Sientra’s 2025 Annual Meeting of Stockholders, the voting results were as follows:

Name of Directors Elected	For	Withheld	Broker Non-Votes
Nori Ebersole	29,569,927	4,303,075	8,618,091
Dr. Irina Erenburg	28,437,449	5,435,553	8,618,091
Mary Fisher	26,021,090	7,851,912	8,618,091

The following individuals are continuing directors with terms expiring at Sientra’s 2023 Annual Meeting of Stockholders: Kevin O’Boyle and Caroline Van Hove.

The following individuals are continuing directors with terms expiring at Sientra’s 2024 Annual Meeting of Stockholders: Ronald Menezes, Philippe Schaison, Keith Sullivan.

2.	For the proposal to ratify KPMG LLP as Sientra’s independent registered public accounting firm for the fiscal year ending December 31, 2022, the voting results were as follows:

For	Against	Abstain
40,745,280	1,745,451	362

3.	For the proposal to approve, on a non-binding advisory basis, the compensation of Sientra’s named executive officers, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,536,008	14,273,985	63,009	8,618,091

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENTRA, INC.
Date: June 14, 2022

	By:	/s/ Ronald Menezes
Ronald Menezes
President and Chief Executive Officer